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                                                                  Exhibit 10.31

                      AMENDMENT TO SLDI LICENSE AGREEMENT


The License Agreement among Optical Analytic, Inc., The Ohio State Research Foundation and The Ohio State University dated August 26, 1991, as amended to date (the "License"), is hereby further amended to delete paragraphs 3.2 and
3.3 of the License, effective as of July 10, 1996.



OPTICAL ANALYTIC, INC.


By:  /s/ L. David Tomei
     -----------------------------
     L. David Tomei, President


THE OHIO STATE UNIVERSITY

By:  /s/ Paul G. Lafayatis
     -----------------------------

Its: Director, Technology Transfer
     -----------------------------


THE OHIO STATE UNIVERSITY RESEARCH FOUNDATION

By:  /s/ Paul G. Lafayatis
     -----------------------------

Its: Director, Technology Transfer
     -----------------------------